UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 1, 2010
COVANTA HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6732	95-6021257

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Lane Road Fairfield, New Jersey	07004

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (973) 882-9000
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On December 1, 2010, Covanta Holding Corporation (the “Company”) completed an offering of $400 million principal amount of 7.250% Senior Notes due 2020 (the “Notes”). The offering of the Notes was registered under the Securities Act of 1933 and made pursuant to the Company’s Registration Statement on Form S-3, Reg. No. 333-158409 and the prospectus dated April 3, 2009 included therein, filed by the Company with the Securities and Exchange Commission on April 3, 2009, the preliminary prospectus supplement relating thereto dated November 9, 2010, as supplemented by the supplement dated November 16, 2010, and the final prospectus supplement relating thereto dated November 16, 2010. The Notes are governed by and were issued pursuant to the Indenture (the “Base Indenture”) dated as of January 18, 2007 between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture dated as of January 31, 2007 (the “First Supplemental Indenture”) and the Second Supplemental Indenture dated as of December 1, 2010 (the “Second Supplemental Indenture”, and together with the Base Indenture, “Indenture”) between the Company and the Trustee.
     The Notes constitute general unsecured senior obligations of the Company and will rank equally in right of payment with any future senior unsecured indebtedness of the Company. The Notes are effectively junior to the Company’s existing and future secured indebtedness, including the Company’s guarantee of indebtedness under the existing credit facilities of its subsidiary, Covanta Energy Corporation (“Covanta Energy”). The Notes are not guaranteed by any of the Company’s subsidiaries and are effectively subordinated to all existing and future indebtedness and liabilities (including trade payables) of the Company’s subsidiaries.
     The Notes bear interest at a rate of 7.250% per year, payable in cash semi-annually, on June 1 and December 1 of each year, commencing on June 1, 2011 and will mature on December 1, 2020 unless earlier redeemed or repurchased.
     The Notes are subject to redemption by the Company, at its option, at any time on or after December 1, 2015, in whole or in part, at the redemption prices set forth in the prospectus supplement, together with accrued and unpaid interest, if any, to the date of redemption. At any time prior to December 1, 2013, the Company may redeem up to 35% of the original principal amount of the Notes with the proceeds of certain equity offerings at a redemption price of 107.25% of the principal amount of the Notes, together with accrued and unpaid interest, if any, to the date of redemption. At any time prior to December 1, 2015, the Company may also redeem some or all of the Notes at a price equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest, plus a “make-whole premium.” The occurrence of specific kinds of changes in control will be a triggering event requiring the Company to offer to purchase from the holders all or a portion of the Notes at a price equal to 101% of the principal amount, together with accrued and unpaid interest, if any, to the date of purchase. In addition, certain asset dispositions will be triggering events that may require the Company to use the proceeds from those asset dispositions to make an offer to purchase the Notes at 100% of the principal amount, together with accrued and unpaid interest, if any, to the date of purchase if such proceeds are not otherwise used within 365 days to repay indebtedness or to invest or commit to invest such proceeds in additional assets related to the Company’s business or capital stock of a restricted subsidiary.
     This summary of the Indenture and the Notes is qualified in its entirety by reference to the Indenture and the Second Supplemental Indenture, which are included as Exhibit 4.1 and Exhibit 4.3 hereto, respectively, and which are incorporated herein by reference.
Item 8.01. Other Events.
     On December 1, 2010, the Company issued a press release announcing the closing of an offering of senior unsecured notes. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired — Not Applicable.

(b)	Pro Forma Financial Information — Not Applicable.

(c)	Shell Company Transactions — Not Applicable.

(d)	Exhibits:

Exhibit No.	Exhibit
4.1	Indenture dated as of January 18, 2007 between Covanta Holding Corporation and Wells Fargo Bank, National Association, as trustee. (incorporated herein by reference to Exhibit 4.1 of Covanta Holding Corporation’s Registration Statement on Form S-3 (Reg. No. 333-140082) filed with the Securities and Exchange Commission on January 19, 2007).

4.2	First Supplemental Indenture dated as of January 31, 2007 between Covanta Holding Corporation and Wells Fargo Bank, National Association, as trustee (including the Form of Global Debenture). (incorporated herein by reference to Exhibit 4.2 of Covanta Holding Corporation’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 6, 2007).

4.3*	Second Supplemental Indenture dated as of December 1, 2010 between Covanta Holding Corporation and Wells Fargo Bank, National Association, as trustee (including the Form of Note).

99.1	Press Release, dated December 1, 2010.

*	Incorporated by reference into Covanta Holding Corporation’s Registration Statement on Form S-3 (Reg. No. 333-158403) filed with the Securities and Exchange Commission on April 3, 2009 as an exhibit thereto and filed as part of this Current Report.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: December 1, 2010
COVANTA HOLDING CORPORATION
(Registrant)

By:	/s/ Timothy J. Simpson
	Name:	Timothy J. Simpson
	Title:	Executive Vice President, General Counsel and Secretary

COVANTA HOLDING CORPORATION
EXHIBIT INDEX

Exhibit No.	Exhibit

4.1	Indenture dated as of January 18, 2007 between Covanta Holding Corporation and Wells Fargo Bank, National Association, as trustee. (incorporated herein by reference to Exhibit 4.1 of Covanta Holding Corporation’s Registration Statement on Form S-3 (Reg. No. 333-140082) filed with the Securities and Exchange Commission on January 19, 2007).

4.2	First Supplemental Indenture dated as of January 31, 2007 between Covanta Holding Corporation and Wells Fargo Bank, National Association, as trustee (including the Form of Global Debenture). (incorporated herein by reference to Exhibit 4.2 of Covanta Holding Corporation’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 6, 2007).

4.3*	Second Supplemental Indenture dated as of December 1, 2010 between Covanta Holding Corporation and Wells Fargo Bank, National Association, as trustee (including the Form of Note).

99.1	Press Release, dated December 1, 2010.

*	Incorporated by reference into Covanta Holding Corporation’s Registration Statement on Form S-3 (Reg. No. 333-158409) filed with the Securities and Exchange Commission on April 3, 2009 as an exhibit thereto and filed as part of this Current Report.